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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

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              (Date of Report (Date of earliest event reported)):

                                  July 5, 2005

                 CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED
             (Exact name of registrant as specified in its charter)


          Maryland                     001-32162                13-3951476
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)        Identification Number)


               50 Rockefeller Plaza                               10020
                   New York, NY                                 (Zip Code)
     (Address of principal executive offices)


                                 (212) 492-1100
              (Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))

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                SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02(b) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On July 5, 2005, Warren G. Wintrub, age 71, resigned from the registrant's Board of Directors due to health reasons. Mr. Wintrub also served as a member of the Audit Committee of the Board of Directors of the registrant.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              CORPORATE PROPERTY ASSOCIATES 14
                              INCORPORATED



Date: July 8, 2005            By: /s/ Claude Fernandez
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                                  Claude Fernandez
                                  Managing Director and acting Chief Financial
                                  Officer (acting Principal Financial Officer)